SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, DC 20549


                            FORM 8-K

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934






Date of report (Date of earliest event reported)         November 27, 1996

                National Consumer Cooperative Bank
        (Exact Name of Registrant as Specified in Charter)


United States of America
(12 USC Section 3001 et seq.)       2-99779                       52-1157795
(State of Incorporation)      (Commission File Number)   (IRS Employer ID No.)



1401 Eye Street, N.W., Suite 700, Washington, D.C.                     20005
(Address of Principal Elective Offices)                             (Zip Code)


Registrant's telephone number, including area code            (202) 336-7700

Item 5    Other Events


     By letter dated November 27, 1996, Pete Crear resigned as director of the Bank, effective as of that date. Mr. Crear's letter stated that his resignation was prompted by ongoing negotiations between the Bank and Credit

Union National Association, Inc. ("CUNA") of which Mr. Crear is Executive

Vice President and Chief Staff Officer.

     The negotiations in question deal with arrangements to be made for further security for a mortgage loan made by the Bank to CUNA Service Group

("CSG"), a subsidiary of CUNA, in connection with a transaction in which CSG recently transferred certain assets including the property encumbered by the mortgage to a new company. Payments on the loan in question are current.


                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           National Consumer Cooperative Bank
                                                    (Registrant)

Date:  December 12, 1996                /s/Richard L. Reed
                                           Richard L. Reed
                                           Managing Director,
                                           Chief Financial Officer